                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A CALIFORNIA S CORPORATION)

                   ------------------------------------------

                         INDEPENDENT AUDITORS' REPORT,

                             FINANCIAL STATEMENTS,

                                      AND

                           SUPPLEMENTARY INFORMATION

                      FOR THE YEAR ENDED DECEMBER 31, 1994

                      ---------------------------------------

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A CALIFORNIA S CORPORATION)

                               TABLE OF CONTENTS



                                                                        PAGE
                                                                       ------

INDEPENDENT AUDITORS' REPORT...........................................  3-4

FINANCIAL STATEMENTS:

  Balance Sheet......................................................    5-6

  Statement of Income................................................      7

  Statement of Retained Earnings.....................................      8

  Statement of Cash Flows............................................      9

NOTES TO FINANCIAL STATEMENT.........................................  10-17

SUPPLEMENTARY INFORMATION:

  Schedule of Operating Expenses.....................................     19


/TABLE

                      [IACOPI, LENZ & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
Stockton, California


        We have audited the accompanying balance sheet of San Joaquin Artificial Kidney Center, Inc. (a California S corporation) as of December 31, 1994, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of San Joaquin Artificial Kidney Center, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

San Joaquin Artificial
  Kidney Center, Inc.
Page 2


        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 19 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        IACOPI, LENZ & COMPANY
                                        Accountancy Corporation


                                        /s/ Iacopi, Lenz & Company
                                        --------------------------------------


Stockton, California
June 9, 1995



                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                                 Balance Sheet
                               December 31, 1994

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                              $  572,693
  Patient accounts receivable, net of allowance
    for adjustments/write-offs of $89,013                   504,405
  Receivable - Related party                                 18,162
  Medical supplies and medications on hand                   45,000
  Prepaid state tax                                           8,439
                                                         ----------
        Total Current Assets                              1,148,699

EQUIPMENT AND IMPROVEMENTS -- At cost, less
  accumulated depreciation                                  553,073

ORGANIZATION COST -- Less accumulated
  amortization of $14,969                                     1,363
                                                         ----------
TOTAL ASSETS                                             $1,703,135
                                                         ==========

            See accompanying notes and independent auditors' report.

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC
                          (A California S Corporation)
                           Balance Sheet -- Continued
                               December 31, 1994


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
  Accounts payable -- Trade                                         $   20,960
  Accrued payroll and employee benefits                                 94,152
  Accrued bonuses                                                       16,996
  Payroll tax payable                                                    6,710
  Current portion of long-term debt                                    249,013
  Capital lease obligation                                               1,507
  Deferred income taxes                                                  6,100
                                                                    ----------
      Total Current Liabilities                                        395,438

DEFERRED INCOME TAXES                                                    3,700

LONG-TERM DEBT, Less current portion                                    13,503
                                                                    ----------
      Total Liabilities                                                412,641

STOCKHOLDERS' EQUITY:
  Common stock -- Authorized 100,000 shares of no par value;
    issued and outstanding 2,500 shares                                 25,000
  Retained earnings                                                  1,265,494
                                                                    ----------
      Total Stockholders' Equity                                     1,290,494
                                                                    ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $1,703,135
                                                                    ==========


            See accompanying notes and independent auditors' report.

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                              Statement of Income
                      For The Year Ended December 31, 1994



INCOME:
  In center hemodialysis patient income                             $4,263,980
  CAP dialysis patient income                                          205,864
  Doctors' billing service                                             172,224
  Less: Patient refunds, write-offs, and billing/contractual
    adjustments (medicare, insurance, etc.)                           (931,587)
                                                                    ----------
      Total Income                                                   3,710,481
                                                                    ----------
OPERATING EXPENSES                                                   2,720,999
                                                                    ----------
INCOME FROM OPERATIONS                                                 989,482
                                                                    ----------
OTHER INCOME/(EXPENSE):
  Interest income                                                       20,762
  Equipment rent income                                                 10,509
  Miscellaneous income/expense recoveries                               89,025
  Employee profit sharing contribution                                (125,056)
  Contributions                                                            (45)
  Interest expense                                                     (37,937)
  Depreciation                                                        (109,870)
  Amortization                                                          (3,266)
  Key man insurance premiums                                           (14,770)
                                                                    ----------
      Total Other Income/(Expense)                                    (170,648)
                                                                    ----------
INCOME BEFORE INCOME TAXES                                             818,834

BENEFIT (PROVISION) FOR INCOME TAXES:
  Current                                                              (11,637)
  Deferred                                                                 200
                                                                    ----------
      Total Benefit (Provision) for Income Taxes                       (11,437)
                                                                    ----------
NET INCOME                                                          $  807,397
                                                                    ==========


            See accompanying notes and independent auditors' report.

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                         Statement of Retained Earnings
                      For the Year Ended December 31, 1994



BEGINNING, January 1, 1994                      $  783,097
Net income                                         807,397
Stockholder distributions                         (325,000)
                                                ----------
ENDING, December 31, 1994                       $1,265,494
                                                ==========


            See accompanying notes and independent auditors' report.

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                            Statement of Cash Flows
                      For the Year Ended December 31, 1994


CASH FLOWS FROM OPERATING ACTIVITIES:                           $ 807,397
  Net income
  Adjustments to reconcile net income to net
    cash provided by operating activities
        Depreciation and amortization                             113,136
        (Increase) decrease:
          Patient accounts receivable                             126,284
          Receivable - Related party                               (2,210)
          Medical supplies and medications on hand                 34,438
          Prepaid state tax                                        (8,439)
          Cash in bank - Trust                                     35,041
        Increase (decrease):
          Accounts payable - Trade                                (93,624)
          Accrued payroll and employee benefits                   (19,274)
          Clearing account - Trust                                (35,041)
          Payroll tax payable                                       6,710
          Accrued bonuses                                          16,996
          Accrued state tax payable                                (7,257)
          Deferred income taxes                                      (200)
                                                                ---------
        Net Cash Provided by Operating Activities                 973,957

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of equipment                                          (17,062)
  Distributions to stockholders                                  (625,000)
                                                                ---------
        Net Cash Used in Investing Activities                    (642,062)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on capital lease obligation                             (2,306)
  Payments on long-term debt                                     (305,077)
                                                                ---------
        Net Cash Used in Financing Activities                    (307,383)
                                                                ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                          24,512

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                    548,181
                                                                ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR                        $ 572,693
                                                                =========

            See accompanying notes and independent auditors' report.

                  SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                         Notes to Financial Statements
                               December 31, 1994


NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

        The summary of significant accounting policies of San Joaquin Artificial Kidney Center, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

        Business Activity

             The Company is in the business of providing kidney dialysis treatments to patients and a billing service for two doctors' medical practices.

        Accounting Methods

             The Company's accounting policy is to prepare its financial statements using the accrual basis of accounting and prepare its corporate tax returns using the cash basis of accounting. Cash basis net income for 1994 was $728,851.

        Patient Accounts Receivable

             The Company grants credit to its patients. An allowance for adjustments/write offs is provided based on historical collection/ adjustment experience. The allowance for 1994 was 15% of the accounts receivable balance at the end of the year.

        Equipment, Improvements, and Depreciation

             The Company's fixed assets are recorded at cost, and are reflected in the financial statements less appropriate allowances for accumulated depreciation. Depreciation of equipment and improvements is provided for in amounts sufficient to relate the cost of depreciable property to operations over their estimated service lives of 5-20 years, using the straight-line method.

             Upon disposal or retirement of depreciable property, the cost and accumulated depreciation are removed from the property accounts and the resulting gain or loss is reflected in the statement of income.

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A CALIFORNIA S CORPORATION)
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                               DECEMBER 31, 1994

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED --

        Medical Supplies and Medications on Hand

                Medical supplies and medications on hand are stated at lower of cost or market value.

        Organization Costs

                Organization costs are being amortized over a period of sixty
        (60) months. Amortization of organization costs in the amount of $3,266 has been charged to current operations.

        Income Taxes

                The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Accordingly, no provision or liability for federal income taxes has been included in these financial statements. The Company continues to pay state taxes based upon 1.5% of the Company's state taxable income, subject to a minimum franchise tax of $800.

                Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of those events that have been recognized in the Company's financial statement or tax returns. The measurement of deferred tax assets and liabilities is based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not considered.

                The cumulative effect resulting from the adoption of Financial Accounting Standards No. 109 was not material to the determination of net income in prior years.

                SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                      (A California S Corporation)
                Notes to Financial Statements -- Continued
                           December 31, 1994


NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued --

        Compensated Absences

        Employees of the Company are entitled to paid vacations, sick days and other time off depending on type of employment, length of service and other factors. It is impracticable to estimate the amount of compensation for future absences and, accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when paid to employees.

NOTE 2: CASH AND CASH FLOW INFORMATION --

        Uninsured Bank Balances

        The Company maintains bank accounts at two banks. The balances in the operating account are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. The balance in the brokerage account is insured by the FDIC for $100,000, and the Securities Investor Protection Corporation for $400,000. The amount in excess of the insured limits in the operating accounts was $265,916, as of December 31, 1994.

        Cash and Cash Equivalents

        The Company considers all highly liquid investments with a maturity of three months or less from the balance sheet date to be cash and cash equivalents.

        Cash and cash equivalents as of December 31, 1994, consisted of the following:

               Cash in operating accounts       $ 84,177
               Cash in brokerage account         488,516
                                                --------
                                                $572,693
                                                ========

        Other Cash Flow Information

               Cash paid for interest expense   $ 37,937
               Cash paid for state income taxes $ 20,076

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994


NOTE 3:    EQUIPMENT AND IMPROVEMENTS --

     As of December 31, 1994, equipment and improvements consisted of the following:

          Medical equipment                  $500,872
          Office furniture and equipment      195,061
          Leasehold improvements              279,778
                                             --------
                                              975,711
          Less:  Accumulated depreciation    (422,638)
                                             --------
                                             $553,073
                                             ========

     Depreciation expense was $109,870 for the year ended December 31, 1994.


NOTE 4:    LONG-TERM DEBT --

     As of December 31, 1994, long-term debt consisted of the following:

                                                  TOTAL        CURRENT
NOTES PAYABLE -- STOCKHOLDERS                   AMOUNT DUE     PORTION
----------------------------                    ----------     -------
Note payable to stockholder Dr. George
Herron, payable in monthly installments
of $345.46, interest only at 10% per
annum, unsecured, due September 1, 1995.          $41,456       $41,456

Note payable to stockholder Dr. George
Herron, payable in monthly installments
of $352.91, interest only at 10% per
annum, unsecured, due September 1, 1995.           42,349        42,349

Note payable to stockholder Dr. George
Herron, payable in monthly installments
of $180.14, interest only at 10% per
annum, unsecured, due September 1, 1995.           21,616        21,616

Note payable to stockholder Dr. Lian
Soung, payable in monthly installments
of $345.46, interest only at 10% per
annum, unsecured, due September 1, 1995.           41,456        41,456


                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994


NOTE 4:  LONG-TERM DEBT -- Continued --


                                                  TOTAL         CURRENT
Notes Payable -- Stockholders                   AMOUNT DUE      PORTION
-----------------------------                    ----------      -------
Note payable to stockholder Dr. Lian
Soung, payable in monthly installments
of $352.91, interest only at 10% per
annum, unsecured, due September 1, 1995.            42,349       42,349

Note payable to stockholder Dr. Lian
Soung, payable in monthly installments
of $180.14, interest only at 10% per
annum, unsecured, due September 1, 1995.            21,616       21,616
                                                   -------      -------
        Sub-Total Notes Payable -- Stockholders    210,842      210,842


Contract Payable -- COBE
------------------------

Contract payable - COBE, payable in monthly
installments of $3,439.34, including interest
at 9% per annum, secured by dialysis equipment
due in April 1996.                                  51,674       38,171
                                                 ---------     --------
        Totals                                     262,516     $249,013
                                                               ========
Less:  Current maturities                         (249,013)
                                                 ---------
        Total Long-Term Debt                     $  13,503
                                                 =========


     Principal maturities of long-term debt over the next two years are as follows:


        YEAR ENDING DECEMBER 31,                   AMOUNT
        ------------------------                  --------
                 1995                             $249,013
                 1996                               13,503
                                                  --------
                 Total                            $262,516
                                                  ========

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                   Notes to Financial Statements -- Continued
                               December 31, 1994


NOTE 5:  CAPITAL LEASE OBLIGATION --

        The Company acquired its copy machine under the provisions of a long-term lease with Drs. George Herron and Lian Soung (stockholders of the Company). The economic substance of the lease is that the Company is financing the acquisition of the copier through the lease. As of December 31, 1994, the capitalized cost of the copier was $8,190 and accumulated depreciation was $5,733. Current year depreciation of $1,638 is included in depreciation expense.

        Future minimum lease payments under the capital lease and the net present value of the future minimum lease payments as of December 31, 1994, consisted of the following:


        YEAR ENDING DECEMBER 31,                                 AMOUNT
        ------------------------                                 ------
                  1995                                           $1,580
                                                                 ------

        Total minimum lease payments                              1,580

        Less: Amount representing interest                           73
                                                                 ------

        Present value of minimum lease payments                  $1,507
                                                                 ======


NOTE 6:  ACCRUED BONUSES --

        The corporation entered into an employment contract with Drs. George Herron and Lian Soung wherein the Company pays these key employees a base amount of compensation for serving the Company in the capacities of Chief Financial Officer and Administrator/Medical Director, respectively. In addition to base compensation, the Company compensates its two key executives via an incentive program which provides for compensation based on 20% of the Company's pre-tax accrual basis income. The total incentive compensation earned by the executives for 1994 was $547,996.

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                  Notes to Financial Statements  -- Continued
                               December 31, 1994

NOTE 7:  PROFIT SHARING PLAN --

     The Company maintains a profit sharing plan for all full-time employees with at least one year of service and over the age of 21. The Company's plan contribution is based on the employees' annual compensation. Contributions to the profit sharing plan are at the discretion of the Board of Directors. Total contributions to the plan were $125,056 for the year ended December 31, 1994. At the end of the year, $60,056 was unpaid and is included in accrued payroll and employee benefits.

NOTE 8:  OPERATING LEASE --

     The Company entered into a leasing agreement in September 1990, for an office building. The lease calls for minimum monthly rental payments of $6,944 per month over the 5 year term of the lease. In addition, the Company agreed to pay $1,500 per month for utilities, separate from rent.

     Upon expiration of the lease term, August 1995, the Company has the option to renew the lease for an additional five (5) years. Prior to the end of the additional five (5) year period, the Company has two more successive five (5) year options to renew for additional two five (5) year terms.

     Future minimum rental payments required under the operating lease in excess of one year are as follows:

                 1995                             $ 54,000

     Total rent expense for the year ended December 31, 1994, was $83,328.

NOTE 9: INCOME TAXES --

     The provision for income taxes, as of December 31, 1994, consisted of the following:



       Income tax benefit (expense):
          Current                               $(11,637)
          Deferred                                   200
                                                --------
                                                $(11,437)
                                                ========

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                  Notes to Financial Statements  -- Continued
                               December 31, 1994

NOTE 9:  INCOME TAXES -- Continued --

     The components of the deferred income tax liabilities (amounts not recognized in the financial statement which will result in future taxable income) were the following at December 31, 1994:

                                                      CURRENT      NON-CURRENT
                                                   DEFERRED TAX   DEFERRED TAX
                                                     LIABILITY      LIABILITY
                                                   ------------   ------------
     Accounts receivable -- Net of allowance
       for adjustments/write-offs                    $(7,500)        $    --
     Accounts receivable -- Related party               (300)             --
     Medical supplies and medications
       on hand                                           700              --
     Depreciation                                         --          (3,700)
     Accounts payable                                    400              --
     Accrued expenses                                    600              --
                                                     -------         -------
                                                     $(6,100)        $(3,700)
                                                     =======         =======

NOTE 10: SUBSEQUENT EVENT --

     On January 26, 1995, the Company sold its assets to Community Dialysis Centers, a Nevada corporation, and VIVRA Incorporated, a Delaware corporation, for $3,740,000. The last day of dialysis operations for the Company was February 18, 1995. Since that date, all outstanding liabilities have been paid by the Company.

NOTE 11: RELATED PARTY TRANSACTIONS --

     Oak Valley Dialysis Clinic, Inc. ("OVDC") is an S-Corporation owned by certain stockholders who are also stockholders in San Joaquin Artificial Kidney Center, Inc.

     The Company pays for certain expenses for Oak Valley Dialysis Clinic, Inc. and is reimbursed on a monthly basis by OVDC. Oak Valley Dialysis Clinic, Inc. also pays for use of a Re-Use kidney machine and the dialysis billing service. The net receivable due from OVDC as of December 31, 1994 was $18,162.

     The Company has a verbal agreement with OVDC for the use of office space for $125 per month. Rent expense was $1,375 for 1994.

                           SUPPLEMENTARY INFORMATION

                   SAN JOAQUIN ARTIFICIAL KIDNEY CENTER, INC.
                          (A California S Corporation)
                         Schedule of Operating Expenses
                      For the Year Ended December 31, 1994

OPERATING EXPENSES:
  Salaries, general                                        $  750,434
  Chief Financial Officer base compensation                    44,464
  Administrator/medical director base compensation             44,744
  Incentive compensation                                      547,997
  Payroll taxes                                                81,511
  Employee education                                            2,020
  Employee benefits                                            47,356
  Worker's compensation insurance                               3,727
  Accounting and tax preparation fees                          16,211
  Consulting fees and temporary help                           32,913
  Lab fees                                                      4,170
  Rent on facility                                             84,703
  Equipment rent                                                  650
  Laundry and cleaning                                          3,616
  Repairs and maintenance -- Equipment                         28,721
  Repairs and maintenance -- General                            6,021
  Auto infect waste                                            17,197
  Supplies and medications -- Doctor's medical                  6,879
  Medical supplies                                            411,284
  Medications                                                 109,781
  Medications -- EPO                                          354,003
  Business meals and entertainment                             11,283
  Travel                                                        9,016
  Office expense and supplies                                  32,881
  Telephone                                                    10,296
  Utilities                                                    16,794
  Security service                                              2,782
  Insurance                                                    14,516
  Property tax                                                  6,236
  Licenses                                                      9,521
  Dues and publications                                           682
  Auto expense                                                  1,065
  Legal fees                                                    4,182
  Payroll processing fee                                        2,878
  Patient gifts                                                   398
  Miscellaneous expense                                            67
                                                           ----------
        Total Operating Expenses                           $2,720,999
                                                           ==========

            See accompanying notes and independent auditors' report.

                                      -19-